SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 16, 2003

AMERICAN HOMEPATIENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,
if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Item 12. Results of Operations and Financial Condition.
SIGNATURE
Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c)  Exhibits

Number	Exhibit

99.1	Press Release dated April 16, 2003 reporting results for the fiscal year and quarter ending December 31, 2002.

Item 12. Results of Operations and Financial Condition.

     On April 16, 2003, American HomePatient, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1. The press release describes the Company’s results of operations for the fiscal year and quarter ended December 31, 2002. The press release is also being furnished pursuant to Item 9. Regulation FD Disclosure.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Marilyn A. O’Hara

Name:	Marilyn A. O’Hara

Title:	Chief Financial and Accounting Officer

Date: April 16, 2003